UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 8, 2023

LOGIQ, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079
New York, New York 10004

(Address of Principal Executive Offices)

(808) 829-1057
Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
 General Instruction A.2. below):

☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Definitive Agreement.

As previously disclosed in that Current Report on Form 8-K filed by Logiq, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on September 9, 2022 (the “September 2022 8-K”), on September 9, 2022, the Company,
DLQ
, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“DLQ”), Abri SPAC I, Inc., a Delaware corporation (“Abri”) and Abri Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Abri (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), whereby Merger Sub will merge with and into Company (the “Merger”) with Company being the surviving Company (the “Surviving Company”) and wholly-owned subsidiary of Abri.

As previously disclosed, on May 1, 2023,  the Company and DLQ into an amendment to the Merger Agreement (the “First Amendment”) with the other parties thereto, to remove the requirement that Abri have at least $5,000,001 of net tangible assets either immediately prior to or upon consummation of the Merger.

On June 8, 2023, the Company and DLQ entered into a second amendment to the Merger Agreement (the “Second Amendment”) with the other parties thereto, to (i) amend the exchange on which its securities can be listed in connection with the Business Combination to include being listed on Nasdaq Global Market, and (ii) waive any default of Section 9.1(i) of the Merger Agreement for having received a notice from Nasdaq for non-compliance.

On July 20, 2023, the Company, DLQ, Abri and Merger Sub entered into the Third Amendment to the Merger Agreement (the “Third Amendment”)
to (i) remove provisions related to the transfer of certain intellectual property assets of Fixel AI, Inc. (“Fixel”) and Rebel AI, Inc. (“Rebel”), (ii) change the name of the Surviving Corporation to “Collective Audience, Inc.” , and (iii) increase the size of the senior financing facility from $25 Million to $30 Million.

The summary above is qualified in its entirety by reference to the complete text of the Merger Agreement
, the First Amendment, the Second Amendment

and the
Third
Amendment, copies of which are attached hereto as Exhibits 2.1
, 2.2, 2.3
and 2.
4
 and are incorporated herein. Unless otherwise defined herein, the capitalized terms used above are defined in the Merger Agreement.

Important Cautions Regarding Forward Looking Statements

This Current Report and the documents incorporated by reference herein contain certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the Safe Harbor created by those sections. This Current Report also contains forward-looking statements and forward-looking information within the meaning of Canadian securities legislation that relate to Logiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result,” “are expected to,” “expects,” “will continue,” “is anticipated,” “anticipates,” “believes,” “estimated,” “intends,” “plans,” “forecast,” “projection,” “strategy,” “objective” and “outlook”) are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

Examples of forward-looking statements include, among others, statements made in this Current Report on Form 8-K regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, achievement of the Management and Sponsor Earnout Shares, other performance metrics, projections of market opportunity, expected management and governance of the postbusiness combination company and expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of Abri’s and DLQ’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or  probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Abri and DLQ. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Abri’s and DLQ’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, investors and security holders of Abri should not rely on any of these forward-looking statements.

Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Merger Agreement and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Abri or DLQ or other conditions to closing in the Merger Agreement; (3) the inability to project with any certainty the amount of cash proceeds remaining in the Abri trust account at Closing; (4) the uncertainty relative to the cash made available to DLQ at Closing should any material redemption requests be made by the Abri stockholders (since the sources of cash projected in the exhibit to this Current Report on Form 8-K assume that no redemptions will be requested by Abri stockholders); (5) the inability of the post-business combination company to obtain or maintain the listing of its securities on Nasdaq following the Merger; (6) the amount of costs related to the Merger; (7) DLQ’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations and research and development efforts since the Merger Agreement requires no minimum level of funding in the trust fund to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement following the announcement of the proposed Merger; (9) changes in applicable laws or regulations; (10) the ability of DLQ to meet its post-Closing financial and strategic goals due to competition, among other things; (11) the ability of the post-business combination company to grow and manage growth profitability and retain its key employees; (12) the possibility that the post-business combination company may be adversely affected by other economic, business and/or competitive factors; (13) risks relating to the successful retention of DLQ’s customers; (14) the potential impact that the COVID-19 pandemic may have on DLQ’s customers, suppliers, vendors, regulatory agencies, employees and the global economy as a whole; (15) the expected duration over which DLQ’s balances will fund its operations; and (16) other risks and uncertainties described herein, as well as those risks and uncertainties indicated in Abri’s final prospectus filed with the SEC on August 11, 2021 in connection with Abri’s initial public offering, the preliminary and definitive proxy statements/prospectuses relating to the proposed Merger to be filed by Abri with the SEC, particularly those under the “Risk Factors” sections therein, and in Abri’s other filings with the SEC. Abri cautions that the foregoing list of factors is not exclusive. If any of these risks materialize or Abri’s or DLQ’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Abri nor DLQ presently know, or that Abri and DLQ currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Abri and DLQ’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the attachments hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.

Logiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for Logiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

(d)
Exhibits
.

The following documents are herewith filed or furnished as exhibits to this report:

Exhibit No.	Description

2.1†	Merger Agreement dated September 9, 2022 by and among Abri, Merger Sub, the Company and DLQ
2.2†	First Amendment to the Merger Agreement dated May 1, 2023 by and among Abri, Merger Sub, the Company and DLQ
2.3	Second Amendment to the Merger Agreement dated June 8, 2023 by and among Abri, Merger Sub, the Company and DLQ
2.4	Third Amendment to the Merger Agreement dated July 20, 2023 by and among Abri, Merger Sub, the Company and DLQ
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: July 2 5 , 2023	By:	/s/ Brent Suen
Brent Suen
Chief Executive Officer and Executive Chairman

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